Exhibit 99.1
FBR Conference Call Presentation Mariner Energy, Inc. April 20, 2007

Disclosure This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, that address activities that Mariner assumes, plans, expects, believes, estimates or anticipates (and other similar expressions) will, should or may occur in the future are forward-looking statements. Our forward-looking statements are generally accompanied by words such as "may", "will", "estimate", "believe", "expect", "anticipate", "potential", "plan", or other words that convey the uncertainty of future events or outcomes. Such forward-looking statements, which include our guidance estimates, involve known and unknown risks, uncertainties and other factors that may cause Mariner's actual results or plans to differ materially from those in the forward-looking statements. There can be no assurance that any guidance estimates can or will be achieved. The forward looking statements made in this presentation are based on the current beliefs of Mariner based on currently available information and assumptions that Mariner believes are reasonable. Mariner does not undertake any obligation to update estimates or other forward looking statements as conditions change or additional information becomes available. Investors are urged to read the Annual Report on Form 10-K for the year ended December 31, 2006 and other documents filed by Mariner with the Securities and Exchange Commission ("SEC") that contain important information including detailed risk factors. The SEC has generally permitted oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Mariner uses the terms "probable," "possible" and "non-proved" reserves, reserve "potential" or "upside" or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC's guidelines may prohibit it from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the company. Unless otherwise stated, all well information in this presentation is presented on a gross or "8/8th's" basis and all production is presented net to Mariner's revenue interest. This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities of Mariner.

GOM Opportunity ~850,000 net acres 120+ prospects, ~4 year inventory Access to 7,000 blocks recent vintage 3-D seismic data Large scale GOM lease sales Underexploited shelf assets Successful track record Experienced staff

Prospect Inventory Conventional Shelf Deep Shelf Deepwater Sub-Salt Type 1.726 1.024 4.33 1.991 ~850,000 net acres offshore Deep Shelf Deepwater Subsalt Conventional Shelf 123 Prospects* ~9.1 Tcfe, gross potential ~4.5 Tcfe, net potential Mariner prospects Conventional Shelf Deep Shelf Deepwater Sub-Salt Type 62 29 29 3 * As of 11/2006 29 62 3 29 1.7 2.0 4.3 1.0 0.9 0.8 0.6 2.2

Prospect Inventory - Deep Shelf 29 prospects ~575 Bcfe net unrisked reserve potential 5-year success rate: 47% 30-100 Bcfe targets Focus Areas: Regional 3D seismic + latest vintage 3D 3D AVA in-house modeling In-house gather analysis Explore Forest acreage Lease sales * As of 11/2006

Prospect Inventory - Conventional Deepwater 29 prospects ~2.2 Tcfe net unrisked reserve potential 5-year success rate: 75% Infrastructure dominated corridors Subsea tiebacks: 50-200 Bcfe targets Focus areas: Regional 3D seismic AVA in-house modeling Deepwater rigs Lease sales * As of 11/2006

Prospect Inventory - Subsalt


Mississippi
Alabama
Houston

3 prospects
~775 Bcfe net unrisked reserve potential
Deepwater platforms: 50-500 MMBOE targets
Rigs: 4th generation semi-submersible

Focus areas:

- Sub regional 3D prestack depth migrated
- Pursue partnership with existing player in trend
- Pluto: subsalt field

* As of 11/2006

7

Access to over 7,000 blocks recent vintage 3D seismic data Volume agreements with four seismic providers Regional coverage over fields and prospects Mariner prospects Mariner prospects Regional Seismic Coverage

2007 - 2010 MMS Lease Sale Opportunities Lease expirations 2007 - 2010 (> 3,200 "first available" blocks) Lease expirations 2007 - 2010 (> 3,200 "first available" blocks) Prospective OCS 205 Central Lease Sale (October 2007) Approximately 5,300 total leases available, including 900 "first available" Rare prospect expansion opportunity

Exploration Track Record Exploration Track Record As of 6/5/06

Deep Shelf Drilling Record 1/02 thru 12/06 2002 2003 2004 2005 2006 Successful Wells 1 1 2 0 4 Unsuccessful Wells 1 1 1 3 3 0% 50% 47% 50% 67% 17 total wells drilled with 47% success rate Wells Drilled

Deepwater Drilling Record 1/02 thru 12/06 2002 2003 2004 2005 2006 Successful Wells 2 3 5 3 5 Unsuccessful Wells 1 1 1 2 1 83% 60% 83% 75% 67% 24 total wells drilled with 75% success rate Wells Drilled

Gulf of Mexico - Total Net Acreage(1) Gulf of Mexico - Total Net Acreage(1) ___________________________ Acreage data as of 4/1/06 per Energy Graphics Pro-forma Forest Oil GOM acquisition Pro-forma Kerr-McGee GOM acquisition (2) (3)

Mariner Asset Base Map with D/W Salt Outline Mariner Asset Base Map with D/W Salt Outline As af 6/5/06

Major Deepwater Fields (Conventional Amplitude) Major Deepwater Fields (Conventional Amplitude) As af 6/5/06

Major Deepwater Fields/Discoveries (Sub Salt) Major Deepwater Fields/Discoveries (Sub Salt) As af 6/5/06

Marine Seismic Acquisition Marine Seismic Acquisition

Long Offset 3D Data over Miocene Cris I Production Nears Fars 3D seismic data provided by Fairfield Industries, Inc.

Cris I 3D Gathers; Production = 14 Bcf + 1 MMbo 18 36 3D seismic data provided by Fairfield Industries, Inc.

3D seismic data provided by Geophysical Pursuit, Inc. Nears Fars Troas - West Cameron 110

Troas - West Cameron 110 3D seismic data provided by Geophysical Pursuit, Inc. 15 35

Exploration Focus Active trends Conventional shelf Deep shelf Conventional deepwater Sub salt deepwater (Miocene) Inactive trends Ultra deepwater (Lower Tertiary) Ultra deep shelf (> 20,000 feet)

* Estimates of reserve potential are based on numerous assumptions, including, without limitation, assumptions with respect to gross reserves, geologic risks and working and net revenue interests, that Mariner believes are reasonable. These estimates are not estimates of proved, probable and/or possible reserves for any future periods. Reserve potential estimates are based on information, including the number and identity of wells, available as of the date of this presentation. Actual results may differ. Summation of the P25 and P75 numbers is statistically invalid, therefore the Total Program for those headings is not equal to the sum of the sub headings, Deepwater, Deep Shelf and Conventional Shelf. See also Disclosure at beginning of Presentation. Category P75 Mean P25 P75 Mean P25 Deepwater 220 310 380 30 83 120 (3 Projects) Deep Shelf 140 200 240 10 24 30 (4 Projects) Conventional Shelf 170 195 215 40 54 65 (16 Projects) Total Program 590 705 795 110 161 200 Gross Unrisked Potential* (Bcfe) Net Risked Potential* (Bcfe) 2007 GOM Exploration Program Statistical Reserve Potential*

Deep Shelf - Red Lion - Sabine Pass 9

Deepwater - Magellan - East Breaks 424

Subsalt - King Kong Deep - GC 472/473 Between Knotty Head and K2 discoveries 50 MMBOE gross reserve potential 50% working interest

Phases of a Deepwater Project Phase I - Evaluation Phase II - Test Prospect Phase III - Detailed Engineering Phase IV - Execution

Phase I - Swordfish Water Depth 4,700 feet Development 3 well oil/gas subsea tieback 14 miles to Neptune Current Status Producing 45 MMcf/d, 11,000 Bbl/d (gross) Swordfish Phase I Economic evaluation Assess reserve potential Estimate F&D costs Estimate time to first production Drilled two wells for the right to earn 50% working interest Signed farm-out agreement

Phase II - Swordfish Drilled two successful wells Secured processing and handling agreement with host platform Assembled integrated project team Preliminary engineering Conducted subsea survey Prepared and submitted plan of development to joint venture partners for approval Sanctioned project Sanctioned project Sanctioned project Sanctioned project Sanctioned project Sanctioned project Sanctioned project Sanctioned project Sanctioned project Sanctioned project Sanctioned project Sanctioned project Sanctioned project Sanctioned project Sanctioned project

Phase III Establish design basis Finalize integrated project team Engage in detailed engineering Bid all major services and equipment Vendor and contractor selection process Prepare detailed costs and schedule

Neptune SPAR - VK 826 1930' WD Infield Umbilical Main Umbilical VK 961 #1 Well Subsea Tree 4617' WD VK 962 #1 Well Subsea Tree 4617' WD 6" Pipe-in-pipe Oil Flowline 6" Gas Flowline PLMT PLET UTA Swordfish Project Development 3 Well - Oil & Gas 13.5-Mile Subsea Tieback to Spar Subsea Trees UTA VK 917 #1 Well Subsea Tree 4310' WD

Northwest Nansen - East Breaks 602/558 Four successful wells drilled 2005-2006 Subsea tieback to Nansen spar 50-90 Bcfe gross unrisked reserve potential Estimated online 1H08 33% working interest in East Breaks 602 50% working interest in East Breaks 558

NW Nansen (EB 602) Map and Well Log

Bass Lite Project Ownership 42.2% working interest (Mariner operates) Water Depth 6,650 feet Development Two well gas subsea tieback 58 miles to Williams Devils Tower Spar (MC 773) Current Status Drill and complete two wells by Q2 2007 Phase III Reserve Potential 250 + Bcf (gross - 3P) First Production 1H 2008 125 MMcf/d (gross)

Bass Lite - Structure Map and Well Log Gross Pay Interval 500 Feet (238' Net)